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							 File Number: 333-233370
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                                  MARCH 26, 2021


                        PIONEER SECURITIZED INCOME FUND


SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH
                             DATED DECEMBER 1, 2020



The Board of Trustees of Pioneer Securitized Income Fund (the "Predecessor Fund") has approved the conversion of the Predecessor Fund into an open-end fund. The conversion will be accomplished through the reorganization of the Predecessor Fund with and into a newly-organized open-end fund, also called Pioneer Securitized Income Fund (the "Successor Fund" and, together with the Predecessor Fund, the "Funds") (the "Reorganization"). The Predecessor Fund is managed by Amundi Asset Management US, Inc. ("Amundi US"), which also will manage the Successsor Fund. An affiliate of Amundi US, as majority holder of the shares of the Predecessor Fund will approve the Reorganization. The Reorganization is expected to occur in the third quarter of 2021.

Following is a brief description of certain aspects of the Reorganization: oShareholders of the Successor Fund will be able to redeem their shares at the share price next calculated after the Successor Fund receives the redemption request in good order. The Successor Fund calculates its share price every day the New York Stock Exchange is open for trading. In contrast, shareholders of the Predecessor Fund generally are not able to liquidate their investment other than as a result of repurchases of shares by the Predecessor Fund. The Predecessor Fund currently makes a repurchase offer of 15% of its outstanding shares every three months.
oThe Successor Fund will have the same investment objective and substantially similar investment strategies and investment policies as the Predecessor Fund.
oThe Successor Fund will have the same investment adviser as the Predecessor
  Fund and will continue to be managed by the Predecessor Fund's portfolio management team.
oThe management fee rate payable by the Successor Fund of 0.55% of the Fund's average daily net assets up to $1 billion and 0.50% of the Fund's average daily net assets over $1 billion will be lower than the Predecessor Fund's management fee of 0.85% of the Fund's average daily net assets.
oThe average annual total expenses payable by shareholders receiving shares of the Successor Fund in the Reorganization are anticipated to be no higher than the average annual total expenses payable by shareholders of the Predecessor Fund.
oThe Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by the Funds or by the shareholders of the Predecessor Fund as a direct result of the Reorganization.

Additional information about the Reorganization and the Successor Fund will be provided to shareholders prior to the consummation of the Reorganization.


                                                                   32439-00-0321
                                     (Copyright)2021 AMUNDI DISTRIBUTOR US, INC.
                                             UNDERWRITER OF PIONEER MUTUAL FUNDS
                                                                     MEMBER SIPC

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